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                                                                     Exhibit 1.1

                             UNDERWRITING AGREEMENT

                                  March 9, 2000

FleetBoston Robertson Stephens Inc.
Chase Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
Dain Rauscher Incorporated
As Representatives of the several Underwriters
c/o FleetBoston Robertson Stephens Inc.
555 California Street, Suite 2600

San Francisco, CA 94104

Ladies and Gentlemen:

         INTRODUCTORY. iBasis, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in SCHEDULE A (the "Underwriters") an aggregate of 2,000,000 shares of its Common Stock, par value $0.001 per share (the "Common Shares"). In addition, the stockholders of the Company named in Schedule B (the "Selling Stockholders") propose to sell to the Underwriters an aggregate of 1,500,000 Common Shares. The 2,000,000 Common Shares to be sold by the Company and the 1,500,000 Common Shares to be sold by the Selling Stockholders are collectively called the "Firm Shares." In addition, the Company and certain of the Selling Stockholders have granted to the Underwriters an option to purchase up to an additional 525,000 Common Shares (the "Option Shares") as provided in Section 2. The Firm Shares and, if and to the extent such option is exercised, the Option Shares, are collectively called the "Shares." FleetBoston Robertson Stephens Inc., Chase Securities, Inc., U.S. Bancorp Piper Jaffray Inc. and Dain Rauscher Incorporated have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives,") in connection with the offering and sale of the Shares.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-96535), which contains a form of prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form


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first used by the Underwriter after effectiveness of the Registration Statement to confirm sales of the Shares, is called the "Prospectus," PROVIDED, HOWEVER, if the Company has, with the consent of FleetBoston Robertson Stephens Inc., elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated February 22, 2000 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with, the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The Company and the Selling Stockholders hereby confirm their respective agreements with the Underwriters as follows:

SECTION 1. REPRESENTATIONS AND WARRANTIES.

         A.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents, warrants and covenants to each Underwriter as follows:

         (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information. No, stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceeding for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

         Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied in all material respects with the Securities Act and did not at the time the Registration Statement was declared effective, and will not contain on the Closing Date and on any Second Closing date, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not


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misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times prior to and including the Closing Date and any Second Closing Date, did not and will not on the Closing Date or any Second Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

         (b) OFFERING MATERIALS FURNISHED TO UNDERWRITERS. The Company has delivered to the Representatives three complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

         (c) DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below), if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

         (d) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and public policy and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (e) AUTHORIZATION OF THE SHARES TO BE SOLD BY THE COMPANY. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, against payment therefore, will be validly issued, fully paid and nonassessable.

         (f) AUTHORIZATION OF THE SHARES TO BE SOLD BY THE SELLING STOCKHOLDERS. The Common Shares to be purchased by the Underwriters from the Selling Stockholders, when issued, were validly issued, fully paid and nonassessable.

         (g) No APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been satisfied under the Registration Statement, duly waived or have lapsed in accordance with their terms.


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         (h) NO MATERIAL ADVERSE CHANGE. Subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change or effect, where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

         (i) INDEPENDENT ACCOUNTANTS. Arthur Anderson LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act.

         (j) PREPARATION OF THE FINANCIAL STATEMENTS. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States, ("U.S. GAAP") applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Summary-Summary Consolidated Financial Data," "Selected Consolidated Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement other than the absence of footnotes. The pro forma and pro forma as adjusted consolidated balance sheet data of the Company and its subsidiaries and the related notes thereto included under the caption "Summary--Summary Consolidated Financial Data," "Selected Consolidated Financial Data" and elsewhere in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other pro forma financial information is required to be included in the Registration Statement pursuant to Regulation S-X.


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

         (k) COMPANY'S ACCOUNTING SYSTEM. The Company and each of its subsidiaries maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (l) SUBSIDIARIES OF THE COMPANY. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than as listed in Exhibit 21.1 to the Registration Statement. The subsidiaries considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary," as defined in Rule 1-02(v) of Regulation S-X under the Securities Act.

         (m) INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified will not have a Material Adverse Change.

         (n) CAPITALIZATION AND OTHER CAPITAL STOCK. The authorized, issued and outstanding capital stock of the Company, upon consummation of the Closing and assuming no issuance of any of the Company's ___% Convertible Subordinated Notes due 2005 that are being offered in a concurrent public offering or issuance of Common Stock upon the conversion thereof, will be as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The Common Shares (including the Shares) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares, upon the consummation of the Closing, will have been duly authorized and validly issued, fully paid and nonassessable and will have been issued in compliance with federal and state securities laws. None of the outstanding Common Shares Will have been issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately and completely described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and completely presents the information required to be shown with respect to such plans, arrangements, options and rights.


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         (o) Stock EXCHANGE LISTING. The Shares have been registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and are approved for quotation on the Nasdaq National Market, subject only to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, LLC (the "NASD") is contemplating terminating such registration or listing.

         (p) NO CONSENTS, APPROVALS OR AUTHORIZATIONS REQUIRED. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Securities Act and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated here and in the Prospectus, (ii) by the NASD and (iii) by the federal and provincial law of Canada.

         (q) NON-CONTRAVENTION OF EXISTING INSTRUMENTS AGREEMENTS. Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject or
(iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their respective properties.

         (r) NO DEFAULTS OR VIOLATIONS. Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court; regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of their respective properties, as applicable, except any such violations or defaults which would not, singly or in the aggregate, result in a Material Adverse Change or except as otherwise disclosed in the Prospectus.

         (s) NO ACTIONS, SUITS OR PROCEEDINGS. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their respective properties is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Effect.


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         (t) ALL NECESSARY PERMITS, ETC. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change.

         (u) TITLE TO PROPERTIES. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(A)(j) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under leases, with such exceptions, if any, as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

         (v) TAX LAW COMPLIANCE. The Company and its consolidated subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns or have properly requested extensions thereto and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(A)(j) above in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company of its consolidated subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could result in a Material Adverse Change.

         (w) INTELLECTUAL PROPERTY RIGHTS. Each of the Company and its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the expiration of any patents, patent rights, trade secrets trademarks, service marks, trade names or copyrights would not result in a Material Adverse Change that is not otherwise accurately and completely described in the Prospectus; the Company has not received any notice of, and has no knowledge of any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the


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aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change. There is no claim being made against the Company regarding patents, patent trademarks, service marks, trade names or copyright that could reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries do not in the conduct of their business as now conducted and as proposed to be conducted as described in the Prospectus infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries, which such infringement or conflict could reasonably be expected to result in a Material Adverse Change.

         (x) YEAR 2000 PREPAREDNESS. There are no issues related to the Company's, or any of its subsidiaries', preparedness for the Year 2000 that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus by the Securities Act which have not been accurately and completely described in the Registration Statement or Prospectus or (ii) could reasonably be expected to result in any Material Adverse Change or that might materially affect the properties, assets or rights of the Company or any of its Subsidiaries. All internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component of those products of the Company and each of its subsidiaries fully comply with Year 2000 Qualification Requirements. For purposes of this Agreement, "Year 2000 Qualifications Requirements" means that the internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and each of its Subsidiaries (i) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data-containing date and information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (ii) have been designated to ensure date and time entry recognition and calculations, and date data interface values that reflect the century, (iii) accurately manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (iv) accurately process any date rollover, and (v) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. For purposes of this Agreement, "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components, and peripherals provided as part of the configuration. The Company has inquired of material vendors as to their preparedness for the Year 2000 and has disclosed in the Registration Statement or Prospectus any issues relating to such material vendors and known to the Company that could reasonably be expected to result in any Material Adverse Change.

         (y) NO TRANSFER TAXES OR OTHER FEES. There are no transfer taxes or other similar fees or charges under federal, state, local or foreign laws required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

         (z) COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Shares


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

will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (aa) INSURANCE. Except as otherwise accurately and completely described in the Prospectus, each of the Company and its subsidiaries is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and Directors and Officers liability. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

         (bb) LABOR MATTERS. To the Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers that could reasonably be expected to result in a Material Adverse Change.

         (cc) NO PRICE STABILIZATION OR MANIPULATION. The Company and, to its knowledge, each of its directors and officers, has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         (dd) LOCK-UP AGREEMENTS. Each officer and director of the company, each Selling Stockholder and each beneficial owner of one or more percent of the outstanding issued share capital of the Company (or option to acquire the same) has signed an agreement in the form attached hereto as EXHIBIT A (the "Lock-up Agreements"). The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of FleetBoston Robertson Stephens Inc.

         (ee) RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been accurately and completely described.

         (ff) NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

         (gg) ENVIRONMENTAL LAWS. (i) The Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where the failure to comply would not result in a Material Adverse Change, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.), or otherwise designated as a contaminated site under applicable state or local law.

         (hh) ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

         (ii) EXCHANGE ACT REPORTS FILED. The Company has filed all reports required to be filed pursuant to the Securities Act and the Exchange Act.

         Any certificate signed by an executive officer of the Company and delivered to the Representative or to counsel for the Underwriters at the closing of any sale of the Shares shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

         B.       REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS.

         Each Selling Stockholder, severally and not jointly, represents, warrants and covenants with each Underwriter as follows:

         (a) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (b) THE CUSTODY AGREEMENT AND POWER OF ATTORNEY. Each of the (i) Custody Agreement signed by such Selling Stockholder and EquiServe Trust Company, N.A., as custodian (the "Custodian"), relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and (ii) Power of Attorney appointing certain individuals named therein as such Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Each Selling Stockholder agrees that the Shares to be sold by such Selling Stockholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of the Selling Stockholder, by operation of law, by death or incapacity of such Selling Stockholder or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, the documents evidencing the Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

         (c) TITLE TO SHARES TO BE SOLD. Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

         (d) ALL AUTHORIZATIONS OBTAINED. Such Selling Stockholder has, and on the First Closing Date and, if applicable, the Second Closing Date (as defined below) will have, good and valid title to all of the Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law to enter into this Agreement and the Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares which maybe sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

         (e) NO FURTHER CONSENTS, AUTHORIZATION OR APPROVALS. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the federal and provincial securities laws of Canada or the blue sky laws or any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

         (f) NON-CONTRAVENTION. Neither the sale of the Shares being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is party or bound, any judgment, order or decree applicable to such Selling Stockholder or any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

         (g) NO REGISTRATION OR OTHER SIMILAR RIGHTS. Such Selling Stockholder does not have, or has waived prior to the date hereof or otherwise had satisfied any registration or other similar rights to have any equity or debt securities registered for sale by the Company (i) under the Registration Statement or included in the offering contemplated by this Agreement or (ii) under the registration statement (Registration No. 333-96533) filed concurrently with the Registration Statement in connection with the offering by the Company of up to $172,500,000 aggregate principal amount of % Convertible Subordinated Notes due 2005 (the "Debt Offering") or included in the offering contemplated by the underwriting agreement entered into by the Company in connection with the Debt Offering..

         (h) NO PREEMPTIVE, CO-SALE OR OTHER RIGHTS. Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement.

         (i) DISCLOSURE MADE BY SUCH SELLING STOCKHOLDER IN THE PROSPECTUS. All information furnished by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and, if applicable, the Second Closing Date (as defined below) will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and, if applicable, the Second Closing Date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate the number of shares of Common Shares set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares).

         (j) NO PRICE STABILIZATION OR MANIPULATION. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         (k) NO TRANSFER TAXES OR OTHER FEES. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by such Selling Stockholder of the Shares.

         (l) DISTRIBUTION OF OFFERING MATERIALS BY THE SELLING STOCKHOLDERS. Such Selling Stockholder has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by such Selling Stockholder other than a preliminary prospectus, the Prospectus or the Registration Statement.

         (m) CONFIRMATION OF COMPANY REPRESENTATIONS AND WARRANTIES. Such Selling Stockholder is not prompted to sell the Shares to be sold by such Selling Stockholder by any material information concerning the Company which is not set forth in the Registration Statement and the Prospectus. Such Selling Stockholder, if a director and/or an officer of the Company, is aware of no fact that causes such Selling Stockholder to believe that the representations and warranties of the Company contained in Section 1(A) hereof are not true and correct in all material respects.

         Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

         SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE SHARES.

         (a) THE FIRM SHARES. Upon the terms set forth herein, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 2,000,000 Firm Shares and (ii) the Selling Stockholders agree to sell to the several Underwriters an aggregate of 1,500,000 Firm Shares, each such Selling Stockholder selling the number of Firm Shares set forth opposite such Selling Stockholder's name on SCHEDULE B. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective number of Firm Shares set forth opposite their names on SCHEDULE A. The purchase price per Firm Share to be paid by the several Underwriters to the Company and the Selling Stockholders shall be $[__] per share.

         (b) THE FIRST CLOSING DATE. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made by the Company and the Representative at

6:00 a.m. San Francisco time, at the offices of Bingham Dana LLP (or at such other place as may be agreed upon among the Representatives and the Company),
(i) on the third (3rd) full business day following the first day that Shares are traded, (ii) if this Agreement is executed and delivered after 1:30 P.M., San Francisco time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (iii) at such other time and date not later that seven (7) full business days following the first day that Shares are traded as the Representative and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8 hereof), such time and date of payment and delivery being herein called the "Closing Date;" PROVIDED, HOWEVER, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 4(d) hereof, the Representative may, in its sole discretion, postpone the Closing Date until no later that two (2) full business days following delivery of copies of the Prospectus to the Representative.

         (c) THE OPTION SHARES; THE SECOND CLOSING DATE. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, (i) the Company hereby grants an option (the "Over-Allotment Option") to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 414,000 Option Shares from the Company and (ii) certain of the Selling Stockholders hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 111,000 Option Shares, such Selling Stockholder selling the number of Option Shares set forth opposite such Selling Stockholder's name on SCHEDULE B. The Option Shares shall be purchased at the purchase price per share to be paid by the Underwriters for the Firm Shares. The Over Allotment Option is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The Over-Allotment Option may be exercised at any time upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. The time and date of delivery of the Option Shares, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on SCHEDULE A opposite the name of such Underwriter bears to the total number of Firm Shares. In the event that the Over-Allotment Option is not exercised in full, the Option Shares shall be allocated among the Company and the Selling Stockholders as follows. First, each of Ofer Gneezy and Gordon VanderBrug shall sell up to the number of shares set forth next to such Selling Stockholders' names on SCHEDULE B (such shares to be allocated among such Selling Stockholders pro rata based upon such maximum share amounts if the Over-Allotment Option is exercised for fewer than 111,000 shares). Any remaining Option Shares shall be sold by the Company. The Representatives may cancel the Over-Allotment

Option at any time prior to its expiration by giving written notice of such cancellation to the Company.

         (d) PUBLIC OFFERING OF THE SHARES. The Representatives hereby advise the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

         (e) PAYMENT FOR THE SHARES. Payment for the Shares sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer in immediately available-funds to the order of the Company. Payment for the Shares sold by the Selling Stockholders shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

         It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. FleetBoston Robertson Stephens Inc., individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

         (f) DELIVERY OF THE SHARES. The Company shall deliver, or cause to be delivered, a credit representing the Firm Shares to an account or accounts at The Depository Trust Company, as designated by the Representatives for the accounts of the Representatives and the several Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered a credit representing the Option Shares the Underwriters have agreed to purchase at the First Closing Date (or the Second Closing Date, as the case may be), to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

         (g) WAIVER OF LOCK-UP AGREEMENTS. With respect to the Shares being sold by the Selling Stockholders, FleetBoston Robertson Stephens, Inc., on behalf of the several underwriters, hereby waives the Lock-Up Agreements entered into by such Selling Stockholders in connection with the Company's initial public offering and this Offering and consents to the sale of the Shares by the Selling Stockholder pursuant to this Agreement. This is a limited waiver and the Lock-Up Agreements shall remain in full force and effect with respect to shares of Company common stock that are not being sold pursuant to this Agreement.

         SECTION 3.  COVENANTS OF THE COMPANY.

         A.  COVENANTS OF THE COMPANY

         The Company further covenants and agrees with each Underwriter as follows:

         (a) REGISTRATION STATEMENT MATTERS. The Company will (i) use its best efforts to cause the Registration Statement to be declared effective or, if the procedure in Rule 430A of the Securities Act is followed, to prepare and timely file with the Commission under Rule 424(b) under the Securities Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Securities Act and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Securities Act. If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act, and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

         (b) SECURITIES ACT COMPLIANCE. The Company will advise the Representatives promptly (i) when the Registration Statement or any post-effective amendment thereto shall be declared effective, (ii) of receipt of any comments from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

         (c) BLUE SKY COMPLIANCE. The Company will cooperate with the Representatives and counsel for the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (both national and foreign) as the Representatives may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

         (d) AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Underwriters and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

         (e) COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS. The Company agrees to furnish the Representatives, without charge, during the period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may request.

         (f) INSURANCE. The Company shall obtain Directors and Officers liability insurance in the minimum amount of $10.0 million which shall apply to the offering contemplated hereby.

         (g) NOTICE OF SUBSEQUENT EVENTS. If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Company Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, promptly prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

         (h) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

         (i) TRANSFER AGENT. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Shares.

         (j) EARNINGS STATEMENT. AS soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act.

         (k) PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act as required by the National Association of Security Dealers, LLC.

         (1) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. The Company will not, without the prior written consent of FleetBoston Robertson Stephens Inc., for a period of 90 days following the date of the Prospectus, offer, sell or contract to sell, or otherwise dispose of or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other Common Shares or any securities convertible into, or exchangeable for, Common Shares; PROVIDED, HOWEVER, that the Company may (i) issue and sell Common Shares pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of the Prospectus and described in the Prospectus so long as at the time of such issuance or sale, the Company already has or otherwise obtains a Lock-Up Agreement in the form of Exhibit ___ from such holder providing that none of those shares may be transferred on during the period of 90 days from the date that the Registration Statement is declared effective (the "Lock-Up Period") and the Company shall enter stop transfer instructions with its transfer agent and registrar against the transfer of any such Common Shares, (ii) the Company may issue the ___% Convertible Subordinated Notes due 2005 to be issued in a concurrent offering as described in the Prospectus and the Common Shares issuable upon the conversion thereof, (iii) the Company may issue Common Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the date of the Prospectus and described in the Prospectus. Notwithstanding the foregoing, BancBoston Robertson Stephens Inc. agrees it will not unreasonably withhold consent to the issuance of equity securities in connection with an acquisition.

         (m) FUTURE REPORTS TO THE REPRESENTATIVES. During the period of three years from the date hereof the Company will furnish to the Representatives (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the unqualified opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the National Association of Securities Dealers, LLC or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

         B.    COVENANTS OF THE SELLING STOCKHOLDERS.

               Each Selling Stockholder, severally and jointly, further covenants and agrees with each Underwriter:

         (a) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. Such Selling Stockholder will not, during the Lock-Up Period, make a disposition of Securities (as defined in EXHIBIT A hereto) now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to dispositions of Common Shares acquired on the open market or (iv) with the prior written consent of FleetBoston Robertson Stephens Inc. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction.

         (b) WAIVER OF REGISTRATION RIGHTS IN CONNECTION WITH THE REGISTRATIONS. Such Selling Stockholder acknowledges that they are and continue to be subject to the lock-up agreements that were entered into at the time of, or became effective upon, the Company's initial public offering in November 1999, which have been waived by the Representatives and the Company to the extent necessary to permit the sale of the Selling Stockholder Shares pursuant to this Agreement. Such Selling Stockholder hereby waives on behalf of himself and the other holders of Registrable Shares any notice requirements and any and all rights such Selling Stockholders may have had under the First Amended and Restated Registration Rights Agreement dated July 12, 1999 to include any shares of Common Stock in the Registration Statement or the registration statement for the Debt Offering. Such Selling Stockholder shall provide any additional information or documents as reasonably requested by the Company or the Representatives to further evidence the agreements and waivers set forth in this Section 3(B)(b).

         (c) DELIVERY OF FORMS W-8 AND W-9. To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

         (d) NOTIFICATION OF UNTRUE STATEMENTS, ETC. If, at any time prior to the date on which the distribution of the Common Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, the Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representatives.

         SECTION 4. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Second Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

         (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS, NO STOP ORDER, NO OBJECTION FROM THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, LLC. The Registration Statement shall have been declared effective prior to the execution of this Agreement, or at such later date as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel; and the National Association of Securities Dealers, LLC shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

         (b) CORPORATE PROCEEDINGS. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been in form and substance reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 4.

         (c) NO MATERIAL ADVERSE CHANGE. Subsequent to the execution and delivery of this Agreement and prior to the First Closing Date, or the Second Closing Date, as the case may be, there shall not have been any Material Adverse Change in the condition (financial or otherwise), earnings, operations, business or prospects of the Company and its subsidiaries considered as one enterprise from that described in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

         (d) OPINION OF COUNSEL FOR THE COMPANY. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, an opinion of Bingham Dana LLP counsel for the Company substantially in the form of EXHIBIT C attached hereto, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

         (e) OPINION OF GOVERNMENT REGULATION COUNSEL FOR THE COMPANY. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, an opinion of Swidler Berlin Sheroff Friedman, LLP, government regulation counsel for the Company substantially in the form of EXHIBIT D attached hereto.

         (f) OPINION OF COUNSEL FOR THE UNDERWRITERS. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, an opinion of Alston & Bird LLP, substantially in the form of EXHIBIT E hereto. The Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

         (g) ACCOUNTANTS' COMFORT LETTER. You shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a letter from Arthur Andersen LLP addressed to the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than four (4) business days prior to the First Closing Date or the Second Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the First Closing Date or the Second Closing Date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or prospects of the Company and its subsidiaries considered as one enterprise from that described in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Arthur Andersen LLP shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall
(i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of December 31, 1998 and 1999 and related consolidated statements of operations, shareholders' equity, and cash flows for the twelve (12) months ended December 31, 1997, 1998 and 1999, , and (iii) address other matters agreed upon by Arthur Andersen LLP and you. In addition, you shall have received from Arthur Andersen LLP a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of December 31, 1999, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

         (h) OFFICERS' CERTIFICATE. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

         (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Second Closing Date, as the case may be;

         (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

         (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and in all material respects conformed to the requirements of the Securities Act, the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

         (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been
         (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or prospects of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) except as described in the Prospectus, any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has had or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or prospects of the Company and its subsidiaries considered as one enterprise.

         (i) LOCK-UP AGREEMENT FROM CERTAIN STOCKHOLDERS OF THE COMPANY. The Company shall have obtained and delivered to you an agreement in the form of EXHIBIT F attached hereto from each officer and director of the Company, and each beneficial owner of one or more percent of the outstanding issued share capital of the Company (including holders of options to acquire the same).

         (j) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, opinions of Bingham Dana LLP, special counsel for certain Selling Stockholders and opinions of counsel delivered by certain other Selling Stockholders, in each case substantially in the form of EXHIBIT G attached hereto, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

         (k) SELLING STOCKHOLDER'S CERTIFICATE. On the First Closing Date and the Second Closing Date, as the case may be, the Representatives shall have received a written certificate executed by the Attorney-in-Fact of each Selling Stockholders, dated as of the First Closing Date or the Second Closing Date, as the case may be, to the effect that: (i) the representations, warranties and covenants of such Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and
(ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

         (l) SELLING STOCKHOLDER'S DOCUMENTS. At least three business days prior to the date hereof, the Company and each Selling Stockholder shall have furnished for review by the Representative copies of the Powers of Attorney and Custody Agreements executed by the Selling Stockholders and such further information, certificates and documents as the Representatives may reasonably request.

         (m) STOCK EXCHANGE LISTING. The Shares shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

         (n) COMPLIANCE WITH PROSPECTUS DELIVERY REQUIREMENTS. The Company shall have complied with the provisions of Section 3(e) hereof with respect to the furnishing of Prospectuses.

         (o) ADDITIONAL DOCUMENTS. On or before each of the First Closing Date and the Second Closing Date, as the case may be, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that
Section 5 (Payment of Expenses), Section 6 (Reimbursement of Underwriters' Expenses), Section 7 (Indemnification and Contribution) and Section 10 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

         SECTION 5. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock,
(iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or any other country, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey," an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to the National Association of Securities Dealers, LLC review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with obtaining approval for the quotation of the Shares on the Nasdaq National Market, (ix) all reasonable costs and expenses incident to the preparation and undertaking of "road show" presentations to be made to prospective investors, and (x) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement, PROVIDED, that in no event shall the Company be required to pay in excess of $20,000 in respect of the fees and expenses of Underwriter's counsel pursuant to this Section 5, or Section 5 of the Underwriting Agreement dated as of the date hereof relating to the Company's concurrent public offering of Convertible Subordinated Notes due 2005. Except as provided in this Section 5,
Section 6, and Section 7 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

         The Selling Stockholders agree with each Underwriter to pay (directly or by reimbursement) their pro rata share of all fees and expenses incident to the performance of his, her or its obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for such Selling Stockholder,
(ii) fees and expenses of the Custodian, and (iii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 of this Agreement).

         This Section 5 shall no affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

         SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If this Agreement is terminated by the Representative pursuant to Section 4, Section 7, Section 8 or Section 9, or if the sale to the Underwriters of the Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably and actually incurred by the Representatives and the Underwriters prior to the date of termination in connection with the proposed purchase and the offering and sale of the Shares, including, without limitations, to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

         SECTION 7.  INDEMNIFICATION AND CONTRIBUTION.

         (a)      INDEMNIFICATION OF THE UNDERWRITERS.

         (1) The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling per-son may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under applicable law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by FleetBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus. (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a)(1) shall be in addition to any liabilities that the Company may otherwise have.

                  (2) The Selling Stockholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be apart thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (i) and (ii) of this Section 7(a)(2) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Stockholder, directly or through such Selling Stockholder's representatives, specifically for use in the preparation thereof; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Selling Stockholder contained herein; or (iv) in whole or in part upon any failure of the Selling Stockholder to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause
(i), (ii), (iii) or (iv) above, provided that the Selling Stockholder shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by FleetBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Selling Stockholder by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. In no event, however, shall the liability of any Selling Stockholder for indemnification under this Section 7(a)(2) exceed the proceeds received by such Selling Stockholder from the Underwriters upon the sale of the Shares. The indemnity agreement set forth in this Section 7(a)(2) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

         (b) INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS AND OFFICERS AND THE SELLING STOCKHOLDERS. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any of the Selling Stockholders within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use therein and (ii) in whole or in part upon any failure of any Underwriter to perform its obligations hereunder or under applicable law; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

         (c) INFORMATION PROVIDED BY THE UNDERWRITERS. The Company and each of the Selling Stockholders hereby acknowledge that the only information that the Underwriters have furnished to the Company and the Selling Stockholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table in the first paragraph, the second paragraph, the third paragraph and the tenth paragraph under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are true and correct in all material respects.

         (d) NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (FleetBoston Robertson Stephens Inc. in the case of Section 7(b) and Section 8), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (e) SETTLEMENTS. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (f) CONTRIBUTION. If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, Selling Stockholders and Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11
(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (g) TIMING OF ANY PAYMENTS OF INDEMNIFICATION. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than thirty
(30) days of invoice to the indemnifying party.

         (h) SURVIVAL. The indemnity and contribution agreements contained in this Section 7 and the representation and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, the Selling Stockholders or any persons controlling the Company or a Selling Stockholder,
(ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, the Selling Stockholders or any person controlling the Company or a Selling Stockholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

         (i) ACKNOWLEDGEMENTS OF PARTIES. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act.

         SECTION 8. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on SCHEDULE A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, and Section 7 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 9. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholders if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, state, or local authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective change in United States' or international political, financial or economic conditions, as in the reasonable judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; , (iv) in the reasonable judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of
(a) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 5 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholders, or (c) of any party hereto to any other party except that the provisions of Section 7 shall at all times be effective and shall survive such termination.

         SECTION 10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

         SECTION 11. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

         FLEETBOSTON ROBERTSON STEPHENS INC.

         555 California Street
         San Francisco, California 94104
         Facsimile: (415) 676-2696
         Attention: General Counsel

         Copy to:
         Alston & Bird LLP
         One Atlantic Center
         1201 West Peachtree Street
         Atlanta, Georgia 30309
         Facsimile: (404) 881-4777
         Attention: J. Vaughan Curtis, Esq.

If to the Company

         iBasis, Inc.
         20 Second Avenue
         Burlington, MA 01803
         Facsimile: 781-505-7300
         Attention: President

         Copy to:
         Bingham Dana LLP
         150 Federal Street
         Boston, MA 02110
         Facsimile: (617) 951-8736
         Attention: David L. Engel, Esq. and Johan V. Brigham, Esq.

If to the Selling Stockholders:

         Copy to:
         Bingham Dana LLP
         150 Federal Street
         Boston, MA 02110
         Facsimile: (617) 951-8736
         Attention: David L. Engel, Esq. and Johan V. Brigham, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

         SECTION 12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7, and to their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

         SECTION 13. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         SECTION 14. GOVERNING LAW PROVISIONS.

         (a) GOVERNING LAW. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

         (b) CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the State of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         (c) WAIVER OF IMMUNITY. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

         SECTION 15. FAILURE OF A SELLING STOCKHOLDER TO SELL AND DELIVER COMMON SHARES. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters an aggregate of more than __________ Shares to be sold and delivered by such Selling Stockholders at the First Closing Date or the Second Closing Date pursuant to this Agreement, then the Company shall sell such number of Common Shares as is equal to the number of Shares that such defaulting Selling Stockholder had agreed to sell to the Underwriters hereunder. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the First Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the First Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         SECTION 16. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         [The remainder of this page has been intentionally left blank.]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        IBASIS, INC.

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        THE SELLING STOCKHOLDERS
                                        (severally and not jointly)

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                                 Attorney-in-Fact for the
                                                 Selling Stockholders

         The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

FLEETBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
U.S. BANCORP PIPER JAFFRAY INC.
DAIN RAUSCHER INCORPORATED

On their behalf and on behalf of each of the several underwriters named in SCHEDULE A hereto.

BY:      FLEETBOSTON ROBERTSON STEPHENS INC.

By:      _________________________________
         Authorized Signatory

                                    EXHIBIT A

                            Schedule of Underwriters


--------------------------------------  ----------------------------
Underwriter                                Number of Firm Shares
                                              to be Purchased

--------------------------------------  ----------------------------
FleetBoston Robertson Stephens Inc.

--------------------------------------  ----------------------------
Chase Securities Inc.

--------------------------------------  ----------------------------
U.S. Bancorp. Piper Jaffrey Inc.

--------------------------------------  ----------------------------
Dain Rauscher Incorporated

--------------------------------------  ----------------------------

TOTAL UNDERWRITERS (__)                          3,500,000
--------------------------------------  ----------------------------


                                    EXHIBIT B

                        Schedule of Selling Stockholders


------------------------------------------  ---------------------  -----------------
                                            Number of Firm Shares  Number of Option

Name and Address of Selling Stockholder           to be Sold       Shares to be Sold
------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------

------------------------------------------  ---------------------  -----------------


                                    EXHIBIT C

                       Opinion of Counsel for the Company

         (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the DGCL.

         (2) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

         (3) The Company is presently qualified to do business as a foreign corporation in each jurisdiction within the United States in which it owns or leases real property as described in the Registration Statement, except where the failure to be so qualified would not have a Material Adverse Effect.

         (4) Immediately after the closing of the Offering, the authorized capital stock of the Company will consist of (i) eighty-five million (85,000,000) shares of common stock, $0.001 par value per share (the "COMMON STOCK"), and (ii) fifteen million (15,000,000) shares of preferred stock, $0.001 par value per share, and there will be no shares of any other class of capital stock authorized. All of the shares of Common Stock issued and outstanding (including the Shares which may be sold by the Selling Stockholders) after the closing of the Offering will have been duly authorized and validly issued and will be fully paid and non-assessable. The shares of Common Stock issued and outstanding after the closing of the Offering will not have been issued in violation of, or subject to, any preemptive right, co-sale right, registration right, right of first refusal or other similar right provided by (A) the Restated Charter, the By-laws, or the DGCL, or (B), to our knowledge, any agreement or instrument to which the Company is a party or by which the Company is bound.

         (5) The Shares to be issued by the Company pursuant to the terms of the Underwriting Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms thereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right provided by (A) the Restated Charter, the By-laws, or the DGCL, or (B), to our knowledge, any agreement or instrument to which the Company is a party or by which the Company is bound.

         (6) The Company has the corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by the Company thereunder.

         (7) The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except that we express no opinion as to the enforceability of the indemnification and contribution provisions of the Underwriting Agreement).

         (8) The Registration Statement has become effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act.

          (9) The Registration Statement and the Prospectus (other than the financial statements (including supporting schedules) and financial data and information and information derived therefrom, as to which we express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations promulgated thereunder.

         (10) The information in the Prospectus under the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by us and is a fair summary of such matters and conclusions, provided that no opinion is given as to the number of shares of Common Stock or preferred stock outstanding. The form of the certificate evidencing the Common Stock and filed as an exhibit to the Registration Statement complies with the DGCL.

         (11) The description in the Registration Statement and the Prospectus of the Restated Charter and the By-laws under the caption "Delaware Law and Certain Certificate of Incorporation and By-Law Provisions," to the extent that it constitutes matters of law or legal conclusions, is accurate in all material respects and fairly presents the information with respect thereto required to be presented by the Act.

         (12) To our knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

         (13) The performance of the Underwriting Agreement and the consummation of the transactions contemplated therein (other than performance of the Company's indemnification obligations thereunder, concerning which no opinion is expressed) will not (a) result in any violation of the Restated Charter or the By-laws or (b) to our knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to us to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to us or, to our knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations (except that we express no opinion as to the Company's performance of its obligations under the indemnification and contribution provisions of the Underwriting Agreement, to the extent such performance may be considered to violate securities laws or public policy).

         (14) No consent, approval, authorization or order of or qualification with any Federal or Massachusetts court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company of the transactions contemplated under the Underwriting Agreement, except (i) such as have been obtained under the Act or the Exchange Act, (ii) such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters, or (iii) such as may be required by the National Association of Securities Dealers, LLC.

         (15) To our knowledge, there are no legal or governmental proceedings pending or overtly threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act, other than those described therein.

         (16) To our knowledge, except as referred to in the Registration Statement and Prospectus, no holders of any shares of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as referred to in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to us to the registration of such shares of Common Stock or other securities because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

         (17) The Company is not and, after giving effect to the offering and the sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                                       ***

         In addition, we have participated in certain conferences with officers and other representatives of the Company and representatives of the independent accountants of the Company, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, no facts have come to our attention that have caused us to believe that, as of its effective date, the Registration Statement (other than the financial statements and related schedules and other financial and statistical data therein, as to which we express no view) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus (other than the financial statements and related schedules and other financial and statistical data therein, as to which we express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, as applicable, either the Registration Statement or the Prospectus (other than the financial statements and related schedules and other financial and statistical data therein, as to which we express no view) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    EXHIBIT D

            Opinion of Government Regulation Counsel For the Company

1. The statements in the Registration Statement under the captions "Risk Factors -- Risk related to the Internet and Internet Telephony Industry" and "Business -- Government Regulation" (to the extent that the discussion in these sections pertains to the Telecommunications Laws), insofar as such statements constitute a summary of the legal matters, documents or proceedings pertaining to the Companies, fairly summarize such matters referred to therein.

                                    EXHIBIT E

                     Opinion of Counsel for the Underwriters

         1. The Shares to be issued by the Company have been duly authorized and, upon issuance and delivery and payment therfor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

         2. The Registration Statement complied as to form in all material respects with the requirements of the Act; the Registration Statement has become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto have been instituted or threatened or are pending under the Act.

         3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Selling Stockholders.

         In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and representatives of the Company, counsel for the Company and the independent accountants of the Company, at which conferences we made inquiries of such officers, representatives and others and discussed the contents of the Registration Statement and the Prospectus. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, based on such participation, inquiries and discussion, no facts have come to our attention that would lead us to believe that the Registration Statement (except for financial statements, schedules, and other financial information contained therein or omitted therefrom, as to which we express no belief) at the time it became effective (but after giving effect to changes incorporated pursuant to Rule 430A under the Act) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Registration Statement, the Prospectus and any amendment or supplement thereto (except for financial statements, schedules and other financial information contained therein or omitted therefrom, as to which we express no belief), as of the date thereof or as of the date of this opinion, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


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                                    EXHIBIT F


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                                    EXHIBIT G

                 Opinion of Counsel for the Selling Stockholders

         (i) Each of the Underwriting Agreement and the Custody Agreement has been duly authorized, executed and delivered on behalf of and constitutes the valid and binding obligation of the Selling Stockholders enforceable against each such Selling Stockholder in accordance with its terms (except that we express no opinion as to the enforceability of the indemnification and contribution provisions of the Underwriting Agreement).

         (ii) To our knowledge, each Selling Stockholder has full legal right, power and authority, and, to our knowledge, any approval required by law (other than as required by state securities and blue sky laws as to which we express no opinion) to sell, assign, transfer and deliver such Selling Stockholder's Shares.

         (iii) Assuming the Underwriters are protected purchasers, upon delivery of the Shares of the Selling Stockholders against payment therefor as provided in the Underwriting Agreement, good and marketable title to such shares, free and clear of all liens, encumbrances, equities or claims, will be transferred to the Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or other adverse claim, as that term is used and defined under Article 8 of the Uniform Commercial Code.